                                                                    EXHIBIT 10.2
                             STANDARD OFFICE LEASE
                                BY AND BETWEEN
                    ARDEN REALTY FINANCE PARTNERSHIP, L.P.
                       a California limited partnership,
                                 AS LANDLORD,
                                      AND
                         DIGITAL INSIGHT CORPORATION,
                            a Delaware corporation,
                                   AS TENANT

                                   Suite 100

                           5601 LINDERO CANYON ROAD




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                               TABLE OF CONTENTS
                               -----------------

                                                                                          Page
                                                                                          ----

ARTICLE 1               BASIC LEASE PROVISIONS.....................................         1
ARTICLE 2               TERM/PREMISES..............................................         2
ARTICLE 3               RENTAL.....................................................         2
  (a)                   Basic Rental...............................................         2
  (b)                   Increase in Direct Costs...................................         3
  (c)                   Definitions................................................         3
  (d)                   Determination of Payment...................................         5
ARTICLE 4               SECURITY DEPOSIT...........................................         6
ARTICLE 5               HOLDING OVER...............................................         8
ARTICLE 6               PERSONAL PROPERTY TAXES....................................         9
ARTICLE 7               USE........................................................         9
ARTICLE 8               CONDITION OF PREMISES......................................         9
ARTICLE 9               REPAIRS AND ALTERATIONS....................................        10
ARTICLE 10              LIENS......................................................        11
ARTICLE 11              PROJECT SERVICES...........................................        12
ARTICLE 12              RIGHTS OF LANDLORD.........................................        13
ARTICLE 13              INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY............        13
  (a)                   Indemnity..................................................        13
  (b)                   Exemption of Landlord from Liability.......................        14
ARTICLE 14              INSURANCE..................................................        14
  (a)                   Tenant's Insurance.........................................        14
  (b)                   Form of Policies...........................................        14
  (c)                   Landlord's Insurance.......................................        15
  (d)                   Waiver of Subrogation......................................        15
  (e)                   Compliance with Law........................................        15
ARTICLE 15              ASSIGNMENT AND SUBLETTING..................................        15
ARTICLE 16              DAMAGE OR DESTRUCTION......................................        18
ARTICLE 17              SUBORDINATION..............................................        18
ARTICLE 18              EMINENT DOMAIN.............................................        19
ARTICLE 19              DEFAULT....................................................        19
ARTICLE 20              REMEDIES...................................................        20
ARTICLE 21              TRANSFER OF LANDLORD'S INTEREST............................        21
ARTICLE 22              BROKER.....................................................        22
ARTICLE 23              PARKING....................................................        22
ARTICLE 24              WAIVER.....................................................        22
ARTICLE 25              ESTOPPEL CERTIFICATE.......................................        23
ARTICLE 26              LIABILITY OF LANDLORD......................................        23


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                                    (i)

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
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

ARTICLE 27              INABILITY TO PERFORM.......................................        23
ARTICLE 28              HAZARDOUS WASTE............................................        24
ARTICLE 29              SURRENDER OF PREMISES; REMOVAL OF PROPERTY.................        25
ARTICLE 30              MISCELLANEOUS..............................................        25
  (a)                   Severability; Entire Agreement.............................        26
  (b)                   Attorneys' Fees; Waiver of Jury Trial......................        26
  (c)                   Time of Essence............................................        26
  (d)                   Headings...................................................        26
  (e)                   Reserved Area..............................................        26
  (f)                   NO OPTION..................................................        26
  (g)                   Use of Project Name; Improvements..........................        27
  (h)                   Rules and Regulations......................................        27
  (i)                   Quiet Possession...........................................        27
  (j)                   Rent.......................................................        27
  (k)                   Successors and Assigns.....................................        27
  (l)                   Notices....................................................        27
  (m)                   Persistent Delinquencies...................................        27
  (n)                   Right of Landlord to Perform...............................        27
  (o)                   Access, Changes in Project, Facilities, Name...............        28
  (p)                   Corporate Authority........................................        28
  (q)                   Identification of Tenant...................................        28
  (r)                   Intentionally Deleted......................................        29
  (s)                   Survival of Obligations....................................        29
  (t)                   Confidentiality............................................        29
  (u)                   Exhibits and Addendum......................................        29
  (v)                   Americans With Disabilities Act and Seismic Requirements...        29
  (w)                   Governing Law..............................................        29
  (x)                   Communication Equipment....................................        29
ARTICLE 31              OPTION TO EXTEND...........................................        30
  (a)                   Option Right...............................................        30
  (b)                   Option Rent................................................        30
  (c)                   Exercise of Option.........................................        30
  (d)                   Determination of Market Rent...............................        31
ARTICLE 32              RIGHT OF FIRST OFFER.......................................        31
  (a)                   Procedure for Offer........................................        32
  (b)                   Procedure for Acceptance...................................        32
  (c)                   Construction of First Offer Space..........................        32
  (d)                   Lease of First Offer Space.................................        32
  (e)                   No Defaults................................................        32
ARTICLE 33              SIGNAGE/DIRECTORY..........................................        33
  (a)                   Premises Identification/Monument Signage...................        33
  (b)                   Building Top Sign..........................................        33
  (c)                   Miscellaneous Signage Provisions...........................        33

Exhibit "A"        Premises
Exhibit "B"        Rules and Regulations
Exhibit "C"        Notice of Lease Term Dates and Tenant's Proportionate Share
Exhibit "D"        Tenant Work Letter
Exhibit "E"        Letter of Credit


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                                     (ii)

                              INDEX
                              -----
                                                                                     Page(s)
                                                                                   ----------

Adjustment Dates................................................................            7
Affiliate.......................................................................           17
Alterations.....................................................................           10
Applicant.......................................................................    Exhibit E
Approved Working Drawings.......................................................    Exhibit D
Architect.......................................................................    Exhibit D
Base Year.......................................................................            1
Base, Shell and Core............................................................    Exhibit D
Basic Rental....................................................................            1
Beneficiary.....................................................................    Exhibit E
Brokers.........................................................................            2
Code............................................................................    Exhibit D
Commencement Date...............................................................            1
Comparison Area.................................................................           30
Construction Drawings...........................................................    Exhibit D
Contractor......................................................................    Exhibit D
Control.........................................................................           17
Cosmetic Alterations............................................................           10
Demolition Allowance............................................................            1
Deposit Adjustment Dates........................................................            6
Economic Terms..................................................................           32
Engineers.......................................................................    Exhibit D
Estimate........................................................................            4
Estimate Statement..............................................................            4
Estimated Direct Costs..........................................................            4
Event of Default................................................................           19
Expiration Date.................................................................            1
Final Retention.................................................................    Exhibit D
Final Space Plan................................................................    Exhibit D
Final Working Drawings..........................................................    Exhibit D
First Month's Rent..............................................................            2
First Offer Notice..............................................................           31
First Offer Space...............................................................           31
Force Majeure...................................................................           23
Hazardous Material..............................................................           24
HVAC System.....................................................................           12
Improvement Allowance...........................................................    Exhibit D
Improvement Allowance Items.....................................................    Exhibit D
Improvements....................................................................            1
Increased Improvement Allowance.................................................    Exhibit D
Interest Notice.................................................................           30
Landlord........................................................................            1
Landlord Coordination Fee.......................................................    Exhibit D
Landlord's Work.................................................................    Exhibit D
Laws............................................................................           24
Lease...........................................................................            1
Lease Year......................................................................            2
Letter of Credit................................................................            7
Market Rent.....................................................................           30
Monument Signage................................................................           33
Operating Costs.................................................................            3
Option Rent.....................................................................           30
Option Rent Notice..............................................................           30
Option Term.....................................................................           30
Options.........................................................................           30
Original Tenant.................................................................           30
Outside Agreement Date..........................................................           31
Parking Passes..................................................................            2
Partnership Tenant..............................................................           28

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                                     (iii)

                                                                                     Page(s)
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

Permits.........................................................................    Exhibit D
Permitted Assignee..............................................................           17
Permitted Use...................................................................            1
Premises........................................................................            1
Project.........................................................................            1
Real Property...................................................................            3
Rent Start Date.................................................................            2
Representative..................................................................           23
Review Period...................................................................            5
Security Deposit................................................................            1
Specifications..................................................................    Exhibit D
Square Footage..................................................................            1
Standard Improvement Package....................................................    Exhibit D
Stated Amount...................................................................            7
Statement.......................................................................            5
Superior Lease..................................................................           31
Superior Rights.................................................................           31
Tax Costs.......................................................................            3
Tenant..........................................................................            1
Tenant Improvements.............................................................           10
Tenant's Acceptance.............................................................           30
Tenant's Agents.................................................................    Exhibit D
Tenant's Proportionate Share....................................................            1
Tenant's Signage................................................................           33
Term............................................................................            1
Transfer........................................................................           16
Transfer Premium................................................................           16
Transferee......................................................................           16

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                                     (iv)

                             STANDARD OFFICE LEASE
                             ---------------------

     This Standard Office Lease ("Lease") is made and entered into as of this 6th day of March, 2000, by and between ARDEN REALTY FINANCE PARTNERSHIP, L.P., a California limited partnership ("Landlord"), and DIGITAL INSIGHT CORPORATION, a Delaware corporation ("Tenant").

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises known as Suite 100, and designated on the plan attached hereto and incorporated herein as Exhibit "A" ("Premises"), located in the project ("Project") whose address is 5601 Lindero Canyon Road, Westlake Village, California for the Term and upon the terms and conditions hereinafter set forth, and Landlord and Tenant hereby agree as follows:

                                   ARTICLE 1


                             BASIC LEASE PROVISIONS
                             ----------------------

A.   Term:                            The period from the Commencement Date
                                      through the Expiration Date.

     Commencement Date:               The date of full execution and delivery of
                                      this Lease. Upon Tenant's occupancy of the Premises, Landlord and Tenant agree to execute and deliver a Commencement Letter in a form substantially similar to that attached hereto as Exhibit "C".

     Expiration Date:                 March 31, 2005 (as such date may be
                                      extended by Section 5.5 of the Tenant Work
                                      Letter).

B.   Square Footage:                  52,130 rentable square feet.

C.   Basic Rental:

                              Annual                     Monthly               Monthly Basic Rental
Lease Year                 Basic Rental               Basic Rental           Per Rentable Square Foot
----------                 ------------               ------------           ------------------------
   1-5                     $844,506.00*                70,375.50*                     $1.35*

* Subject to abatement as set forth in Article 3 below and subject to increase as provided in Section 2.1 of the Tenant Work Letter.


D.   Base Year:                       Not applicable (Triple Net Lease)

E.   Tenant's Proportionate Share:    49.26%

F.   Security Deposit:                A Letter of Credit or a cash Security
                                      Deposit in the amount of $760,000.00 shall be provided to Landlord upon Tenant's execution of this Lease. Tenant will deposit an additional Letter of Credit or shall increase the amount of the existing cash Security Deposit or Letter of Credit in the event Tenant elects to exercise its option pursuant to Section 2.1 of the Tenant Work Letter.

G.   Permitted Use:                   General office use, including data center
                                      operations, storage and other legally
                                      permitted uses attendant thereto so long as such uses are compatible with an office building of comparable quality in the Comparison Area and do not conflict with the terms of this Lease.

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H.   Brokers:                         Cushman & Wakefield of California, Inc.

I.   Parking Passes:                  Tenant shall have the use of two hundred
                                      (200) unreserved parking passes, as
                                      provided in Article 23 hereof.

J.   First Month's Rent:              An amount equal to $59,175.50 shall be due
                                      and payable by Tenant to Landlord upon
                                      Tenant's execution of this Lease and shall be applied to monthly Basic Rental pursuant to Article 3.


                                   ARTICLE 2


                                 TERM/PREMISES
                                 -------------

     The Term of this Lease shall commence on the Commencement Date as set forth in Article 1.A. of the Basic Lease Provisions and shall end on the Expiration Date set forth in Article 1.A. of the Basic Lease Provisions. Notwithstanding the fact that the Commencement Date has occurred, Tenant shall not be responsible for the payment of rent during the period ("Abatement Period") from the Commencement Date until the earlier of (i) the date Tenant commences to conduct business from the Premises or (ii) April 1, 2000. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term, with the first Lease Year commencing on the day after the date of expiration of the Abatement Period; however, (a) if the day after the date of expiration of the Abatement Period falls on a day other than the first day of a calendar month, the first Lease Year shall end on the last day of the eleventh (11th) month after the day after the date of expiration of the Abatement Period and the second (2nd) and each succeeding Lease Year shall commence on the first day of the next calendar month, and (b) the last Lease Year shall end on the Expiration Date. If Landlord is unable to deliver possession of the Premises to Tenant on or before the anticipated date of expiration of the Abatement Period as a result of the failure of the existing occupant to surrender all or any portion of such space or for any other reason, Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease nor the obligations of Tenant hereunder. Landlord and Tenant hereby stipulate that the Premises contains the number of rentable square feet specified in Section 1.B of the Basic Lease Provisions.

                                   ARTICLE 3


                                    RENTAL
                                    ------

     (a)  Basic Rental.  Commencing upon expiration of the Abatement Period,
          ------------
Tenant agrees to pay to Landlord during the Term hereof, at Landlord's office or to such other person or at such other place as directed from time to time by written notice to Tenant from Landlord, the initial monthly and annual sums as set forth in Article 1.C of the Basic Lease Provisions, payable in advance on the first day of each calendar month, without demand, setoff or deduction, and in the event this Lease commences or the date of expiration of this Lease occurs other than on the first day or last day of a calendar month, the rent for such month shall be prorated. Notwithstanding anything to the contrary contained herein and provided that Tenant faithfully performs all of the terms and conditions of this Lease, Landlord hereby agrees to abate Tenant's obligation to pay monthly Basic Rental through August 31, 2000 ("Rent Start Date") (as such date may be extended by an "Uncontrollable Delay" and/or by a "Landlord Delay") as those terms are defined in Section 5.5 of the Tenant Work Letter), and monthly Basic Rental for the month of September, 2000 (or the month after the Rent Start Date if such date is extended pursuant to Section 5.5 of the Tenant Work Letter) shall be partially abated such that the monthly Basic Rental for September, 2000 (or such later month) shall be reduced by an amount equal to Eleven Thousand Two Hundred and 00/100 Dollars ($11,200.00) (i.e., in the event there are no Uncontrollable Delays, Tenant shall pay monthly Basic Rental in the amount of Fifty-Nine Thousand One Hundred Seventy-Five and 50/100 Dollars ($59,175.50) for the month of September). During such abatement period, Tenant shall still be responsible for the payment of all of its other monetary obligations under the Lease including, without limitation, Tenant's Proportionate Share (based on the full square footage of the Premises) of Direct Costs.

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Notwithstanding the foregoing, the amount specified in Article 1.J. of the Basic
Lease Provisions shall be paid by Tenant to Landlord concurrently with Tenant's execution of this Lease and shall be applied to Tenant's first obligations to pay monthly Basic Rental under this Lease.

     (b)  Increase in Direct Costs.  Tenant shall pay an additional sum for each
          ------------------------
subsequent calendar year equal to the product of the amount set forth in Article 1.E. of the Basic Lease Provisions multiplied by the amount of "Direct Costs." In the event either the Premises and/or the Project is expanded or reduced, then Tenant's Proportionate Share shall be appropriately adjusted, and as to the calendar year in which such change occurs, Tenant's Proportionate Share for such year shall be determined on the basis of the number of days during that particular calendar year that such Tenant's Proportionate Share was in effect. In the event this Lease shall terminate on any date other than the last day of a calendar year, the additional sum payable hereunder by Tenant during the calendar year in which this Lease terminates shall be prorated on the basis of the relationship which the number of days which have elapsed from the commencement of said calendar year to and including said date on which this Lease terminates bears to three hundred sixty (360). Any and all amounts due and payable by Tenant pursuant to Article 3(b),(c) and (d) hereof shall be deemed "Additional Rent" and Landlord shall be entitled to exercise the same rights and remedies upon default in these payments as Landlord is entitled to exercise with respect to defaults in monthly Basic Rental payments.

     (c)  Definitions.  As used herein the term "Direct Costs" shall mean the
          -----------
sum of the following:

          (i) "Tax Costs", which shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed, reassessed or levied upon the Project and appurtenances thereto and the parking or other facilities thereof, or the real property thereunder (collectively the "Real Property") or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed, reassessed or levied by the United States, the State of California or any local government authority or agency or any political subdivision thereof, and shall include Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs or any part thereof; provided, however, if at any time after the date of this Lease the methods of taxation now prevailing shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of any Tax Costs, there shall be assessed, reassessed or levied (a) a tax, assessment, reassessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents, issues, profits or income derived therefrom, or (b) a tax, assessment, reassessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Real Property and imposed upon Landlord, or (c) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, reassessments or levies or the part thereof so measured or based, shall be deemed to be included in the term "Direct Costs."

          (ii) "Operating Costs", which shall mean all costs and expenses incurred by Landlord in connection with the maintenance, operation, replacement, ownership and repair of the Project, the equipment, the intrabuilding network cable, adjacent walks, malls and landscaped and common areas and the parking structure, areas and facilities of the Project, including, but not limited to, salaries, wages, medical, surgical and general welfare benefits and pension payments, payroll taxes, fringe benefits, employment taxes, workers' compensation, uniforms and dry cleaning thereof for all persons who perform duties connected with the operation, maintenance and repair of the Project, its equipment, the intrabuilding network cable and the adjacent walks and landscaped areas, including janitorial (for the common areas of the Project only), gardening, security, parking, operating engineer, elevator, painting, plumbing, electrical (for the common areas of the Project only), carpentry, heating, ventilation, air conditioning, window washing, hired services, a reasonable allowance for depreciation of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, accountant's fees incurred in the preparation of rent adjustment statements, legal fees, real estate tax consulting fees, personal property taxes on property used in the maintenance and operation of the Project, capital expenditures incurred to effect economies of operation and capital expenditures required by government regulations, laws, or ordinances including, but not limited to the Americans with Disabilities Act, which legal requirements are not in effect as of the Commencement Date or which are not to cure violations of law which exist on or prior to the Commencement Date; the cost of all charges for electricity, gas, water and other utilities

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                                                                        --------
furnished to the Project, including any taxes thereon; the cost of all charges for fire and extended coverage, liability and all other insurance for the Project carried by Landlord; the cost of all building and cleaning supplies and materials; the cost of all charges for cleaning, maintenance and service contracts and other services with independent contractors and administration fees; a property management fee (which fee may be imputed if Landlord has internalized management or otherwise acts as its own property manager) and license, permit and inspection fees relating to the Project. In the event, during any calendar year, the Project is less than ninety-five percent (95%) occupied at all times, Operating Costs shall be adjusted to reflect the Operating Costs of the Project as though ninety-five percent (95%) were occupied at all times, and the increase or decrease in the sums owed hereunder shall be based upon such Operating Costs as so adjusted. Notwithstanding anything to the contrary set forth in this Article 3, when calculating Operating Costs for the Base Year, unless and to the extent Operating Costs for the applicable subsequent calendar year include the following items, Operating Costs shall exclude (a) market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes, (b) utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, and (c) amortization of any capital items including, but not limited to, capital improvements, capital repairs and capital replacements (including such amortized costs where the actual improvement, repair or replacement was made in prior years).

          Notwithstanding anything above to the contrary, Operating Costs shall not include (1) the cost of providing any service directly to and paid directly by any tenant (outside of such tenant's Direct Cost payments); (2) the cost of any items for which Landlord is reimbursed by insurance proceeds, condemnation awards, a tenant of the Project, or otherwise to the extent so reimbursed; (3) any real estate brokerage commissions or other costs incurred in procuring tenants, or any fee in lieu of commission; (4) depreciation, amortization of principal and interest on mortgages or ground lease payments (if any); (5) costs of items considered capital repairs, replacements, improvements and equipment under generally accepted accounting principles consistently applied except as expressly included in Operating Costs pursuant to the definition above (i.e. the only capital expenditures which may be included in Operating Costs are those incurred to effect economies of operation and capital expenditures required by government regulations, laws, or ordinances including, but not limited to the Americans with Disabilities Act, which legal requirements are not in effect as of the Commencement Date or which are not to cure violations of law which exist on or prior to the Commencement Date); (6) costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Project or any law, code, regulation, ordinance or the like; (7) Landlord's general corporate overhead and general and administrative expenses;
(8) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord (other than in the parking facility for the Project); (9) costs incurred in connection with upgrading the Project to comply with disability, life, seismic, fire and safety codes, ordinances, statutes, or other laws in effect prior to the Commencement Date, including, without limitation, the ADA, including penalties or damages incurred due to such non-compliance; and (10) costs incurred to (i) comply with laws relating to the removal of any "Hazardous Material," as that term is defined in Article 28 of this Lease, which was in existence on the Project prior to the Commencement Date, and was of such a nature that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it then existed on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto, and (ii) to remove, remedy, contain, or treat any Hazardous Material, which Hazardous Material is brought onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it then exists on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto.

     (d)  Determination of Payment.
          ------------------------

          (i) Landlord shall give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Costs for the then-current calendar year shall be the "Estimated Direct Costs". The failure of Landlord to timely furnish the Estimate Statement for any calendar year shall not preclude Landlord from enforcing its rights to collect any Estimated Direct Costs under this Article 3. Tenant shall pay, with its next installment of Monthly Basic Rental due, a

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                                                                        --------
fraction of the Estimated Direct Costs for the then-current calendar year (reduced by any amounts paid pursuant to the last sentence of this Section 3(d)(ii)). Such fraction shall have as its numerator the number of months which have elapsed in such current calendar year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the Monthly
Basic Rental installments, an amount equal to one-twelfth (1/12) of the total Estimated Direct Costs set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          (ii) In addition, Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each calendar year, a statement (the "Statement") which shall state the Direct Costs incurred or accrued for such preceding calendar year. Upon receipt of the Statement for each calendar year during the Term, if amounts paid by Tenant as Estimated Direct Costs are less than Tenant's actual Proportionate Share of Direct Costs as specified on the Statement, Tenant shall pay, with its next installment of Monthly Basic Rental due, the full amount of Tenant's Proportionate Share of Direct Costs for such calendar year, less the amounts, if any, paid during such calendar year as Estimated Direct Costs. If, however, the Statement indicates that amounts paid by Tenant as Estimated Direct Costs are greater than Tenant's actual Proportionate Share of Direct Costs as specified on the Statement, such overpayment shall be credited against Tenant's next installments of Estimated Basic Rental. The failure of Landlord to timely furnish the Statement for any calendar year shall not prejudice Landlord from enforcing its rights under this
Article 3. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Proportionate Share of the Direct Costs for the calendar year in which this Lease terminates, if an Excess is present Tenant has underpaid Direct Costs, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of this Article 3(d), and if Tenant has overpaid Direct Costs, such excess shall be immediately refunded to Tenant. The provisions of this Section 3(d)(iii) shall survive the expiration or earlier termination of the Term.

          (iii) Within one hundred twenty (120) days after receipt of a Statement by Tenant ("Review Period"), if Tenant disputes the amount set forth in the Statement, Tenant's employees or an independent certified public accountant (which accountant is a member of a nationally or regionally recognized accounting firm), designated by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records at Landlord's offices, provided that Tenant is not then in default after expiration of all applicable cure periods and provided further that Tenant and such accountant or representative shall, and each of them shall use their commercially reasonable efforts to cause their respective agents and employees to, maintain all information contained in Landlord's records in strict confidence. Notwithstanding the foregoing, Tenant shall only have the right to review Landlord's records one (1) time during any twelve (12) month period. Tenant's failure to dispute the amounts set forth in any Statement within the Review Period shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, but within thirty (30) days after the Review Period, Tenant notifies Landlord in writing that Tenant still disputes such amounts, a certification as to the proper amount shall be made, at Tenant's expense, by an independent certified public accountant selected by Landlord and who is a member of a nationally or regionally recognized accounting firm. Landlord shall cooperate in good faith with Tenant and the accountant to show Tenant and the accountant the information upon which the certification is to be based. However, if such certification by the accountant proves that the Direct Costs set forth in the Statement were overstated by more than ten percent (10%), then the cost of the accountant and the cost of such certification shall be paid for by Landlord. Promptly following the parties receipt of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification.

          (iv) If the Project is a part of a multi-building development, those Direct Costs attributable to such development as a whole (and not attributable solely to any individual building therein) shall be allocated by Landlord to the Project and to the other buildings within such development on an equitable basis.

                                                              Initials:  /s/ KM
                                                                        --------
                                      -5-                                /s/ VC
                                                                        --------

                                   ARTICLE 4

                               SECURITY DEPOSIT
                               ----------------

     Concurrently with Tenant's execution of this Lease, Tenant shall elect to do one of the following:

     (a)  Cash Security Deposit.  Tenant may deposit with Landlord cash in the
          ---------------------
amount set forth in Article 1.F. of the Basic Lease Provisions as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. Upon the dates specified below ("Deposit Adjustment Dates"), the cash Security Deposit may be reduced to the following amounts (and Landlord shall refund the excess to Tenant):

                        Month           Security Deposit
                        -----           ----------------
                    March 31, 2001        $608,000.00

                    March 31, 2002        $456,000.00

                    March 31, 2003        $304,000.00

                    March 31, 2004        $152,000.00

     Further, in the event Tenant exercises its option to increase the Improvement Allowance pursuant to Section 2.1 of the Tenant Work Letter, Tenant shall increase the cash Security Deposit, subject to all terms set forth above by an amount equal to the Increased Improvement Allowance (as defined in Section
2.1 of the Tenant Work Letter); provided, however, that upon the Deposit Adjustment Dates specified below, the amount of the increase in cash Security Deposit may be reduced to the following amounts (and Landlord shall refund the excess to Tenant):


                                         Amount of Increase in
                        Month              Security Deposit
                        -----              ----------------
                    March 31, 2001      80% of the amount of the
                                             original increase

                    March 31, 2002      60% of the amount of the
                                             original increase

                    March 31, 2003      40% of the amount of the
                                             original increase

                    March 31, 2004      20% of the amount of the
                                             original increase

     However, if (i) an Event of Default by Tenant occurs under this Lease, or
(ii) circumstances exist that would, with notice or lapse of time, or both, constitute an Event of Default by Tenant, and Tenant has failed to cure such default within the time period permitted by Section 19 or such lesser time as may remain before the relevant Deposit Adjustment Dates as provided above, the cash Security Deposit shall not thereafter be reduced unless and until such default shall have been fully cured pursuant to the terms of this Lease, at which time the Security Deposit may be reduced as hereinabove described. If Tenant breaches any provision of this Lease, including but not limited to the payment of rent, Landlord may use all or any part of the Security Deposit for the payment of any rent or any other sums in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the amount prior to such use or application. Tenant agrees that Landlord shall not be required to keep the Security Deposit in trust, segregate it or keep it separate from Landlord's general funds but Landlord may commingle the Security Deposit with its general funds and Tenant shall not be entitled to interest on such deposit. At the expiration of the Lease Term, and provided there exists no Event of Default (after expiration of any applicable notice and cure period) by Tenant hereunder, the Security Deposit or any balance thereof shall be returned to

                                                              Initials:  /s/ KM
                                                                        --------
                                      -6-                                /s/ VC
                                                                        --------

Tenant (or, at Landlord's option, to Tenant's assignee), provided that subsequent to the expiration of this Lease, Landlord may retain from said security deposit any and all amounts permitted by law or this Article 4. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of law, now or hereafter in effect, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified in this Article 4 above and/or those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the acts or omissions of Tenant or any officer, employee, agent, contractor or invitee of Tenant.

     (b)  Letter of Credit.  In the alternative, Tenant may deliver to Landlord
          ----------------
an unconditional, irrevocable and renewable letter of credit ("Letter of Credit") in favor of Landlord in the form attached hereto as Exhibit E, issued by a bank reasonably satisfactory to Landlord with a branch located in Southern California, in the principal amount ("Stated Amount") specified below, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the Letter of Credit. The Stated Amount shall initially be Seven Hundred Sixty Thousand Dollars ($760,000.00); provided, however, that upon the dates specified below ("Adjustment Dates"), the Stated Amount may be reduced to the following amounts:

                    Month              Stated Amount
                    -----              -------------
                March 31, 2001         $608,000.00

                March 31, 2002         $456,000.00

                March 31, 2003         $304,000.00

                March 31, 2004         $152,000.00

     Further, in the event Tenant exercises its option to increase the Improvement Allowance pursuant to Section 2.1 of the Tenant Work Letter, Tenant shall deposit with Landlord a second Letter of Credit, subject to all terms set forth above (or shall increase the amount of the initial Letter of Credit). The Stated Amount with respect to such second Letter of Credit (or the increased amount of the initial Letter of Credit) shall initially be equal to the Increased Improvement Allowance (as defined in Section 2.1 of the Tenant Work Letter); provided, however, that upon the Adjustment Dates specified below, the Stated Amount as to such second Letter of Credit (or the increased amount of the initial Letter of Credit) may be reduced to the following amounts:

                    Month               Stated Amount
                    -----               -------------
                March 31, 2001          80% of the
                                        Stated Amount

                March 31, 2002          60% of the
                                        Stated Amount

                March 31, 2003          40% of the
                                        Stated Amount

                March 31, 2004          20% of the
                                        Stated Amount

     However, if (i) an Event of Default by Tenant occurs under this Lease, or
(ii) circumstances exist that would, with notice or lapse of time, or both, constitute an Event of Default by Tenant, and Tenant has failed to cure such default within the time period permitted by Section 19 or such lesser time as may remain before the relevant Adjustment Date as provided above, the Stated Amount(s) shall not thereafter be reduced unless and until such default shall have been fully cured pursuant to the terms of this Lease, at which time the Stated Amount(s) may be reduced as hereinabove described. The Letter(s) of Credit shall state that an authorized officer or other representative of Landlord may make demand on Landlord's behalf for the Stated

                                                              Initials:  /s/ KM
                                                                        --------
                                      -7-                                /s/ VC
                                                                        --------

Amount(s) of the Letter(s) of Credit, or any portion thereof, and that the issuing bank must immediately honor such demand, without qualification or satisfaction of any conditions, except the proper identification of the party making such demand. In addition, the Letter(s) of Credit shall indicate that it is transferable in its entirety by Landlord as beneficiary and that upon receiving written notice of transfer, and upon presentation to the issuing bank of the original Letter(s) of Credit, the issuer or confirming bank will reissue the Letter(s) of Credit naming such transferee as the beneficiary. If the term of the Letter(s) of Credit held by Landlord will expire prior to the last day of the Lease Term and it is not extended, or a new Letter(s) of Credit for an extended period of time is not substituted, within thirty (30) days prior to the expiration of the Letter(s) of Credit, and after providing Tenant with at least three (3) business days prior written notice, Landlord shall be entitled to make demand for the Stated Amount of said Letter(s) of Credit and, thereafter, to hold such funds in accordance with this Article 4. The Letter(s) of Credit and any such proceeds thereof shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease. If an Event of Default by Tenant exists with respect to any provision of this Lease, Landlord may (but shall not be required to) draw upon all or any portion of the Stated Amount(s) of the Letter(s) of Credit, and Landlord may then use, apply or retain all or any part of the proceeds for the payment of any sum which is in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of such Event of Default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of such Event of Default. If any portion of the Letter(s) of Credit proceeds are so used or applied, Tenant shall, within ten (10) days after demand therefor, post an additional Letter of Credit in an amount to cause the aggregate amount of the unused proceeds and such new Letter of Credit to equal the Stated Amount(s) required in this Article 4 above. Landlord shall not be required to keep any proceeds from the Letter(s) of Credit separate from its general funds. Should Landlord sell its interest in the Premises during the Lease Term and if Landlord deposits with the purchaser thereof the Letter(s) of Credit or any proceeds of the Letter(s) of Credit, thereupon Landlord shall be discharged from any further liability with respect to the Letter(s) of Credit and said proceeds. Any remaining proceeds of the Letter(s) of Credit held by Landlord after expiration of the Lease Term, after any deductions described in this Article 4 above, shall be returned to Tenant or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within thirty (30) days following the expiration of the Lease Term. Notwithstanding anything contained in this Article 4, in the event Tenant initially elects to deposit a cash Security Deposit with Landlord, Tenant may thereafter provide Landlord with a Letter of Credit meeting the requirements of this Article 4, and upon delivery of such Letter of Credit, Landlord shall promptly refund an unused portion of the cash Security Deposit to Tenant.

     (c)  Reduction of Security Deposit.  Notwithstanding anything to the
          -----------------------------
contrary contained herein, in the event that at any time during the term of this Lease, Tenant provides Landlord with reasonable written evidence which shows that Tenant has achieved a net worth equal to $125,000,000.00 (exclusive of goodwill), calculated in accordance with generally accepted accounting principles, the schedules set forth in Sections 4(a) and 4(b) above shall be amended to provide that the amount of the cash Security Deposit or the Stated Amount of the then existing Letter of Credit (as applicable) shall thereafter be reduced as of the annual dates set forth in such schedules, on a straight line basis, so that upon expiration of the fourth (4th) Lease Year, the amount of the cash Security Deposit or the Stated Amount of the Letter of Credit (as applicable) shall be Seventy Thousand Three Hundred Seventy-Five and 50/100 Dollars ($70,375.50), which amount shall be maintained for the remainder of the Term.

                                   ARTICLE 5


                                 HOLDING OVER
                                 ------------

     Should Tenant, without Landlord's written consent, hold over after termination of this Lease, Tenant shall become a tenant from month to month, only upon each and all of the terms herein provided as may be applicable to a month to month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay in advance, monthly, rent at two one hundred fifty percent (150%) of the rate in effect for the last month of the Term of this Lease, in addition to, and not in lieu of, all other payments required to be made by Tenant hereunder including but not limited to Tenant's Proportionate Share of any increase in Direct Costs.
Nothing contained in this Article 5 shall be construed as consent by Landlord to any holding over of the Premises by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this

                                                              Initials:  /s/ KM
                                                                        --------
                                      -8-                                /s/ VC
                                                                        --------

Lease upon the expiration or earlier termination of the Term. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease, Tenant agrees to indemnify, defend and hold Landlord harmless from all costs, loss, expense or liability, including without limitation, claims made by any succeeding tenant and real estate brokers claims and attorney's fees.


                                   ARTICLE 6


                            PERSONAL PROPERTY TAXES
                            -----------------------

     Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. In the event any or all of Tenant's trade fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, or if the cost or value of any leasehold improvements in the Premises exceeds the cost or value of a Project-standard buildout as determined by Landlord and, as a result, real property taxes for the Project are increased, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property or above-standard improvements. Tenant shall assume and pay to Landlord at the time of paying Basic Rental any excise, sales, use, rent, occupancy, garage, parking, gross receipts or other taxes (other than net income taxes) which may be imposed on or on account of letting of the Premises or the payment of Basic Rental or any other sums due or payable hereunder, and which Landlord may be required to pay or collect under any law now in effect or hereafter enacted. Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency. Notwithstanding anything to the contrary contained herein, any sums payable by Tenant under this
Article 6 shall not be included in the computation of "Tax Costs."


                                   ARTICLE 7


                                      USE
                                      ---

     Tenant shall use and occupy the Premises only for the use set forth in
Article 1.G. of the Basic Lease Provisions and shall not use or occupy the Premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion, and Tenant agrees that it will use the Premises in such a manner so as not to interfere with or infringe the rights of other tenants in the Project. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental regulations or requirements now in force or which may hereafter be in force relating to or affecting (i) the condition, use or occupancy of the Premises or the Project excluding structural changes to the Project not related to Tenant's particular use of the Premises, and (ii) improvements installed or constructed in the Premises by or for the benefit of Tenant. Tenant shall not do or permit to be done anything which would invalidate or increase the cost of any fire and extended coverage insurance policy covering the Project and/or the property located therein and Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters. Tenant shall promptly upon demand reimburse Landlord for any additional premium charges for any such insurance policy assessed or increased by reason of Tenant's failure to comply with the provisions of this Article.


                                   ARTICLE 8


                             CONDITION OF PREMISES
                             ---------------------

     Tenant hereby agrees that, except as otherwise provided herein and in the Tenant Work Letter attached hereto as Exhibit "D", the Premises shall be taken "as is", "with all faults", "without any representations or warranties", and Tenant hereby agrees and warrants that it has investigated and inspected the condition of the Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Project or the suitability of same for Tenant's purposes. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any

                                                              Initials:  /s/ KM
                                                                        --------
                                      -9-                                /s/ VC
                                                                        --------
representations or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business and Tenant expressly warrants and represents that Tenant has relied solely on its own investigation and inspection of the Premises and the Project in its decision to enter into this Lease and let the Premises in an "As Is" condition. The existing leasehold improvements in the Premises as of the date of this Lease, together with the improvement work to be performed pursuant to the Tenant Work Letter, may be collectively referred to herein as the "Tenant Improvements." The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were at such time in satisfactory condition. Tenant hereby waives Sections 1941 and 1942 of the Civil Code of California or any successor provision of law.

     Landlord reserves the right from time to time, but subject to payment by and/or reimbursement from Tenant as otherwise provided herein: (i) to install, use, maintain, repair, replace and relocate for service to the Premises and/or other parts of the Project pipes, ducts, conduits, wires, appurtenant fixtures, and mechanical systems, wherever located in the Premises or the Project, (ii) to alter, close or relocate any facility in the Premises or the Common Areas or otherwise conduct any of the above activities for the purpose of complying with a general plan for fire/life safety for the Project or otherwise and (iii) to comply with any federal, state or local law, rule or order with respect thereto or the regulation thereof not currently in effect. Landlord shall attempt to perform any such work with the least inconvenience to Tenant as possible, but in no event shall Tenant be permitted to withhold or reduce Basic Rental or other charges due hereunder as a result of same or otherwise make claim against Landlord for interruption or interference with Tenant's business and/or operations.


                                   ARTICLE 9


                            REPAIRS AND ALTERATIONS
                            -----------------------

     (a)  Repairs and Alterations.  Landlord shall maintain the structural
          -----------------------
portions of the Project including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass (including water leaks), columns, beams, shafts, stairs, stairwells, elevator cabs and common areas and shall also maintain and repair the basic mechanical, electrical, lifesafety, plumbing, sprinkler systems and heating, ventilating and air-conditioning systems (provided, however, that Landlord's obligation with respect to any such systems shall be to repair and maintain those portions of the systems located in the core of the Project or in other areas outside of the Premises, but Tenant shall be responsible to repair and maintain any distribution of such systems throughout the Premises, except the existing HVAC System in the Premises, the responsibility for repair and maintenance of which shall be as provided in Article 11 hereof). Except as expressly provided as Landlord's obligation in this Article 9, Tenant shall keep the Premises in good condition and repair. A Subject to the provisions of
Article 14 hereof, all damage or injury to the Premises or the Project resulting from the act or negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees or by the use of the Premises shall be promptly repaired by Tenant, at its sole cost and expense, to the satisfaction of Landlord; provided, however, that for damage to the Project as a result of casualty or for any repairs that may impact the mechanical, electrical, plumbing, heating, ventilation or air-conditioning systems of the Project, Landlord shall have the right (but not the obligation) to select the contractor and oversee all such repairs. Landlord may make any repairs which are not promptly made by Tenant after Tenant's receipt of written notice and the reasonable opportunity of Tenant to make said repair within five (5) business days from receipt of said written notice, and charge Tenant for the cost thereof, which cost shall be paid by Tenant within five (5) days from invoice from Landlord. Tenant shall be responsible for the design and function of all non-standard improvements of the Premises, whether or not installed by Landlord at Tenant's request. Tenant waives all rights to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent. Tenant shall make no alterations, changes or additions in or to the Premises (collectively, "Alterations") without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord in writing and upon the approval by Landlord in writing of fully detailed and dimensioned plans and specifications pertaining to the Alterations in question, to be prepared and submitted by Tenant at its sole cost and expense. Notwithstanding anything to the contrary contained herein, Tenant may make strictly cosmetic changes to the finish work in the Premises (the "Cosmetic Alterations"), without Landlord's consent, provided that the aggregate cost of any such alterations does not exceed Fifty Thousand Dollars ($50,000.00) in any twelve (12) month period, and further provided that such alterations do not (i) require any structural or other substantial modifications to the Premises, (ii) require any changes to, nor adversely affect, the systems and equipment, and

                                                              Initials:  /s/ KM
                                                                        --------
                                      -10-                               /s/ VC
                                                                        --------

(iii) affect the exterior appearance of the Project. Tenant shall give Landlord at least thirty (30) days prior notice of such Cosmetic Alterations, which notice shall be accompanied by reasonably adequate evidence that such changes meet the criteria contained in this Article 9. Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any Alterations approved by Landlord. If Landlord, in approving any Alterations, specifies a commencement date therefor, Tenant shall not commence any work with respect to such Alterations prior to such date. Tenant hereby indemnifies, defends and agrees to hold Landlord free and harmless from all liens and claims of lien, and all other liability, claims and demands arising out of any work done or material supplied to the Premises by or at the request of Tenant in connection with any Alterations. If permitted Alterations are made, they shall be made at Tenant's sole cost and expense and shall be and become the property of Landlord, except that Landlord may, by written notice to Tenant given at least thirty (30) days prior to the end of the Term, require Tenant at Tenant's expense to remove all partitions, counters, railings and other Alterations installed by Tenant, and to repair any damages to the Premises caused by such removal. Any and all costs attributable to or related to the applicable building codes of the city in which the Project is located (or any other authority having jurisdiction over the Project) arising from Tenants plans, specifications, improvements, alterations or otherwise shall be paid by Tenant at its sole cost and expense. With regard to repairs, Alterations or any other work arising from or related to this Article 9, Landlord shall be entitled to receive an administrative/supervision fee (which fee shall vary depending upon whether or not Tenant orders the work directly from Landlord) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.

     (b)  Backup Generator.  Subject to Landlord's prior approval of all plans
          ----------------
and specifications, which approval shall not be unreasonably withheld, Landlord shall permit Tenant to install and maintain, at Tenant's sole cost and expense, a backup diesel-powered generator at a location designated by Landlord. Such backup generator shall be used by Tenant only during (i) testing and regular maintenance, and (ii) any period of electrical power outage in the Project. Tenant shall be entitled to operate the generator for testing and regular maintenance only upon notice to Landlord and at times reasonably approved by Landlord. Tenant shall submit the specifications for design, operation, installation and maintenance of the backup generator for Landlord's consent, which consent shall not be unreasonably withheld or delayed and may be conditioned on Tenant complying with such reasonable requirements imposed by Landlord, based on the advice of Landlord's structural and mechanical engineers, so that the Project's systems and equipment are not adversely affected. In addition, Tenant shall ensure that the backup generator does not result in any Hazardous Materials being introduced to the Project, and Section 28(a) will apply to Tenant's use of the backup generator. Further, Tenant shall be responsible for ensuring that the backup generator does not interfere with the use of the Project by other tenants. In the event another tenant of the Project or of a neighboring project complains of problems caused by the generator, Tenant shall take whatever steps are reasonably necessary to remedy the problem complained of, including removal of the backup generator if another solution is not available. Tenant shall ensure that the design and installation of the backup generator is performed in a manner so as to minimize or eliminate any noise or vibration cause by such generator. The vent for the generator must be higher than the roof line of the Project. Any repairs and maintenance of such generator shall be the sole responsibility of Tenant and Landlord makes no representation or warranty with respect to such generator. Tenant shall, at Tenant's sole cost and expense, remove such generator upon the expiration or earlier termination of the Lease Term and repair all damage to the Project resulting from such removal. Such generator shall be deemed to be a part of the Premises for purposes of Article 14 of this Lease.


                                  ARTICLE 10


                                     LIENS
                                     -----

     Tenant shall keep the Premises and the Project free from any mechanics' liens, vendors liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and agrees to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or action. Before commencing any work of alteration, addition or improvement to the Premises, Tenant shall give Landlord at least ten (10) business days' written notice of the proposed commencement of such work (to afford Landlord an opportunity to post appropriate notices of non-responsibility). In the event that there shall be recorded against the Premises or the Project or the property of which the

                                                              Initials:  /s/ KM
                                                                        --------
                                      -11-                               /s/ VC
                                                                        --------

Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed or discharged, by bond or otherwise, within ten (10) days of Tenant's receipt of notice of such filing, Landlord shall have the right but not the obligation to pay and discharge said lien without regard to whether such lien shall be lawful or correct or to require that Tenant deposit with Landlord in cash, lawful money of the United States, one hundred fifty percent (150%) of the amount of such claim, which sum may be retained by Landlord until such claim shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have become final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including attorneys' fees incurred by Landlord, and shall remit the balance thereof to Tenant.


                                  ARTICLE 11


                               PROJECT SERVICES
                               ----------------

     (a) Tenant shall be solely responsible for performing due diligence with regard to all building systems and utilities to ensure the same are adequate for Tenant's intended use. Landlord shall provide electric current for normal lighting and normal office machines, elevator service and water on the same floor as the Premises for lavatory and drinking purposes in such reasonable quantities as in the judgment of Landlord is reasonably necessary for general office use. Effective as of April 1, 2000, all such electricity shall be separately metered at Tenant's sole cost and expense and Tenant shall make payment directly to the entity providing such electricity. All other utilities used by Tenant in the Premises shall be separately metered at Tenant's sole cost and expense and Tenant shall make payment directly to the entity providing such utilities. Tenant shall have the right to reasonably designate the entity which will provide electricity to the Premises, so long as there is no interference with, or interruption of, the electricity to other tenants of the Project caused by such designation or the providing of service by Tenant's designated provider. Landlord shall have the right to approve any work to be done by such utility provider prior to the commencement of such work in accordance with the terms and conditions of Article 9 above. Tenant shall be responsible for employing a janitorial and maintenance service, which contractor shall be reasonably approved by Landlord, and Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide such services in the Premises. Landlord and Tenant hereby acknowledge that an independent heating, ventilation and air conditioning system ("HVAC System") is installed in the Premises and that Tenant shall, at Tenant's sole cost and expense, maintain a service and/or maintenance contract for such HVAC System with a contractor designated by Landlord in its reasonable discretion, which contractor shall perform all maintenance and repairs on the HVAC System, as such maintenance and repairs are reasonably deemed necessary by Landlord. In addition to separately metered electricity and the repair and maintenance obligations for such HVAC System, Tenant shall pay to Landlord the sum of Two Hundred Twenty-Seven and 00/100 Dollars ($227.00) per month, which sum represents Landlord's reasonable estimate of the amount of increased wear and tear on the HVAC System caused by Tenant's above-standard use. The parties hereby acknowledge that the above number is an estimate of the wear and tear caused by Tenant's intended level of use and Tenant hereby agrees that Tenant will not use more than one-third (1/3) of the HVAC System on a twenty-four (24) hour per day, seven (7) day per week schedule, and the remaining two-thirds (2/3) of the HVAC System capacity shall be used during normal business hours (e.g. 8:00 a.m. - 6:00 p.m. Monday through Friday and 8:00 a.m. - 1:00 p.m. on Saturday). In the event Tenant's use of the HVAC System exceeds the referenced amounts, Landlord shall adjust the monthly amount to reflect such increased usage. Landlord shall cause such HVAC System (but not the two (2) chillers on the north side of the Project) to be in good working order as of the Commencement Date. For purposes of this Lease, the two (2) chillers on the north side of the Project, together with the enclosed area which contains the chillers shall be a part of the Premises and Tenant shall be responsible, at Tenant's sole cost and expense, for any and all repairs and maintenance of such chillers necessary for Tenant's use of such chillers. Neither Landlord nor Tenant shall have any obligation to replace or retrofit the chillers in the event such replacement or retrofit is necessary during the Term, or upon expiration, of this Lease. Further, in the event Tenant desires to remove the chillers from the Project, Tenant may do so at Tenant's sole cost and expense, only after first providing written notice to Landlord and allowing Landlord a reasonable opportunity to remove or take possession of such chillers. In the event Tenant elects to remove the chillers and Landlord does not elect to remove or take possession of the chillers, Tenant shall repair any damage to the Premises or Project caused by

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                                                                        --------
                                      -12-                               /s/ VC
                                                                        --------
such removal. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of the common area air conditioning, heating, elevator, electrical intrabuilding network cable and plumbing systems. Landlord shall not be liable for, and there shall be no rent abatement as a result of, any stoppage, reduction or interruption of any such services caused by governmental rules, regulations or ordinances, riot, strike, labor disputes, breakdowns, accidents, necessary repairs or other cause. Except as specifically provided in this Article 11, Tenant agrees to pay for all utilities and other services utilized by Tenant and additional building services furnished to Tenant not uniformly furnished to all tenants of the Project at the rate generally charged by Landlord to tenants of the Project.

     (b) Tenant will not, without the prior written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes for the purpose of using water.

     (c) Landlord may impose a reasonable charge for any utilities or services (other than electric current and heating, ventilation and/or air conditioning which shall be governed by Articles 11(a) and (b) above) utilized by Tenant in excess of the amount or type that Landlord reasonably determines is typical for general office use.

     (d) Tenant shall have the right to use the existing fiber optic cable in the Project, or Tenant may elect to install new fiber optic cable; provided that the installation of such new fiber optic cable does not interfere with any other tenants of the Project, and further provided that Landlord shall have the right to approve any work to be done by such fiber optics provider prior to the commencement of such work in accordance with the terms and conditions of
Article 9 above.

     (e) Subject to Landlord's security requirements, repairs made by Landlord to the Project and Articles 16 and 18 below, Tenant shall have access to the Premises twenty-four (24) hours per day, seven (7) days per week throughout the Term.


                                  ARTICLE 12


                              RIGHTS OF LANDLORD
                              ------------------

     Landlord and its agents shall have the right to enter the Premises at all reasonable times upon twenty-four (24) hours prior notice (except in the case of an emergency) for the purpose of cleaning the Premises, examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Landlord deems necessary for the protection of Landlord or the Property, showing the same to prospective tenants (during the last nine (9) months of the Term only), lenders or purchasers of the Project, in the case of an emergency, and for making such alterations, repairs, improvements or additions to the Premises or to the Project as Landlord may deem necessary or desirable. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or may enter forcibly, only in the case of an emergency, without liability to Tenant and without affecting this Lease. In exercising Landlord's rights under this
Article 12, Landlord shall use commercially reasonable efforts not to interfere with Tenant's business operations.


                                  ARTICLE 13


                INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY
                -----------------------------------------------

     (a)  Indemnity.  Tenant shall indemnify, defend and hold Landlord
          ---------
harmless from any and all claims arising from Tenant's use of the Premises or the Project or from the conduct of its business or from any activity, work or thing which may be permitted or suffered by Tenant in or about the Premises or the Project and shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees, patrons, customers or members in or about the Project and from any and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any claim or any action or proceeding brought

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                                                                        --------
                                      -13-                               /s/ VC
                                                                        --------
thereon, including negotiations in connection therewith. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where the damage is caused solely by the gross negligence or willful misconduct of Landlord.

     (b)  Exemption of Landlord from Liability.  Landlord shall not be liable
          ------------------------------------
for injury to Tenant's business, or loss of income therefrom, or for damage that may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises directly or indirectly caused by or resulting from fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures, or mechanical or electrical systems or from intrabuilding network cable, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources or places and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Tenant, except in connection with damage or injury resulting from the gross negligence or willful misconduct of Landlord, or its authorized agents. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant of the building.

     Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the Project is solely within Landlord's discretion; Landlord shall have no liability in connection with the decision whether or not to provide such services and Tenant hereby waives all claims based thereon. Landlord shall not be liable for losses due to theft, vandalism, or like causes. Tenant shall defend, indemnify, and hold Landlord harmless from any such claims made by any employee, licensee, invitee, contractor, agent or, other person whose presence in, on or about the Premises or the Project is attendant to the business of Tenant.


                                  ARTICLE 14


                                   INSURANCE
                                   ---------

     (a)  Tenant's Insurance.  Tenant, shall at all times during the Term of
          ------------------
this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage: (i) Commercial General Liability Insurance with a combined single limit for bodily injury and property damages of not less than Two Million Dollars ($2,000,000) per occurrence and Three Million Dollars ($3,000,000) in the annual aggregate, including products liability coverage if applicable, covering the insuring provisions of this Lease and the performance of Tenant of the indemnity and exemption of Landlord from liability agreements set forth in Article 13 hereof; (ii) a policy of standard fire, extended coverage and special extended coverage insurance (all risks), including a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage where sprinklers are provided in an amount equal to the full replacement value new without deduction for depreciation of all (A) Tenant Improvements, Alterations, fixtures and other improvements in the Premises and (B) trade fixtures, furniture, equipment and other personal property installed by or at the expense of Tenant; (iii) Worker's Compensation coverage as required by law; and (iv) business interruption, loss of income and extra expense insurance covering failure of Tenant's telecommunications equipment and covering all other perils, failures or interruptions. Tenant shall carry and maintain during the entire Lease Term (including any option periods, if applicable), at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 14 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably required by Landlord.

     (b)  Form of Policies.  The aforementioned minimum limits of policies and
          ----------------
Tenant's procurement and maintenance thereof shall in no event limit the liability of Tenant hereunder. The Commercial General Liability Insurance policy shall name Landlord, Landlord's property manager, Landlord's lender(s) and such other persons or firms as Landlord specifies from time to time, as additional insureds' with an appropriate endorsement to the policy(s). All such insurance policies carried by Tenant shall be with companies having a rating of not less than A-VIII in Best's Insurance Guide. Tenant shall furnish to Landlord, from the insurance companies, or cause the insurance companies to furnish, certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after

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                                                                        --------
                                      -14-                               /s/ VC
                                                                        --------
thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be endorsed to agree that Tenant's policy is primary and that any insurance covered by Landlord is excess and not contributing with any Tenant insurance requirement hereunder. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance or furnish Landlord with renewals or binders, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant upon demand with interest (at the rate set forth in Section 20(e) below) from the date such sums are extended. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

     (c)  Landlord's Insurance.  Landlord shall, as a cost to be included in
          --------------------
Operating Costs, procure and maintain at all times during the Term of this Lease, a policy or policies of insurance covering loss or damage to the Project in the amount of the full replacement costs without deduction for depreciation thereof (exclusive of Tenant's trade fixtures, inventory, personal property and equipment), providing protection against all perils included within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage, and special extended coverage on building. Additionally, Landlord may (but shall not be required to) carry: (i) Bodily Injury and Property Damage Liability Insurance and/or Excess Liability Coverage Insurance; and (ii) Earthquake and/or Flood Damage Insurance; and (iii) Rental Income Insurance at its election or if required by its lender from time to time during the Term hereof, in such amounts and with such limits as Landlord or its lender may deem appropriate. The costs of such insurance shall be included in Operating Costs.

     (d)  Waiver of Subrogation.  Landlord and Tenant each agree to have their
          ---------------------
respective insurers issuing the insurance described in Sections 14(a)(ii), 14(a)(iv) and the first sentence of Section 14(c) waive any rights of subrogation that such companies may have against the other party. Notwithstanding anything to the contrary contained in this Lease, Tenant hereby waives any right that Tenant may have against Landlord and Landlord hereby waives any right that Landlord may have against Tenant as a result of any loss, liability or damage to the extent such loss, liability or damage is or normally would be insurable under such policies or any other property insurance carried by either party with respect to the Project.

     (e)  Compliance with Law.  Tenant agrees that it will not, at any time,
          -------------------
during the Term of this Lease, carry any stock of goods or do anything in or about the Premises that will in any way tend to increase the insurance rates upon the Project. Tenant agrees to pay Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire that may be charged during the Term of this Lease on the amount of insurance to be carried by Landlord on the Project resulting from the foregoing, or from Tenant doing any act in or about said Premises that does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment which constitutes an overload of electrical lines of the Premises, Tenant shall at its own cost and expense in accordance with all other Lease provisions, and subject to the provisions of Article 9, 10 and 11, hereof, make whatever changes are necessary to comply with requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading. Tenant shall, at its own expense, comply with all requirements of the insurance authority having jurisdiction over the Project necessary for the maintenance of reasonable fire and extended coverage insurance for the Premises, including without limitation thereto, the installation of fire extinguishers or an automatic dry chemical extinguishing system.


                                  ARTICLE 15


                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Tenant shall have no power to, either voluntarily, involuntarily, by operation of law or otherwise, sell, assign, transfer or hypothecate this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be used or occupied by anyone other than Tenant or Tenant's employees without the prior written consent of Landlord which shall not be unreasonably withheld. If Tenant is a corporation, unincorporated association, partnership or limited liability company, the sale, assignment, transfer or hypothecation of any class of stock or other ownership interest in such corporation, association, partnership or limited liability

                                                              Initials:  /s/ KM
                                                                        --------
                                      -15-                               /s/ VC
                                                                        --------
company in excess of twenty-five percent (25%) in the aggregate shall be deemed an assignment within the meaning and provisions of this Article 15. Tenant may transfer its interest pursuant to this Lease only upon the following express conditions, which conditions are agreed by Landlord and Tenant to be reasonable:

     (a) That the proposed transferee shall be subject to the prior written consent of Landlord, which consent will not be unreasonably withheld but, without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if:

          (i) The use to be made of the Premises by the proposed transferee is (a) not generally consistent with the character and nature of all other tenancies in the Project, or (b) a use which conflicts with any so-called "exclusive" then in favor of, or for any use which is the same as that stated in any percentage rent lease to, another tenant of the Project or any other buildings which are in the same complex as the Project, or (c) a use which would be prohibited by any other portion of this Lease (including but not limited to any Rules and Regulations then in effect);

          (ii) The financial responsibility of the proposed transferee is not reasonably satisfactory to Landlord or in any event not at least equal to those which were possessed by Tenant as of the date of execution of this Lease;

          (iii) The proposed transferee is either a governmental agency or instrumentality thereof; or

          (iv) Either the proposed transferee or any person or entity which directly or indirectly controls, is controlled by or is under common control with the proposed transferee (A) occupies space in the Project at the time of the request for consent, or (B) is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date of the proposed transfer, to lease space in the Project.

     (b) Whether or not Landlord consents to any such transfer, Tenant shall pay to Landlord reasonable attorneys' fees incurred in connection with the proposed transfer up to the sum of $1,500.00;

     (c) That the proposed transferee shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease applicable to that portion of the Premises so transferred; and

     (d) That an executed duplicate original of said assignment and assumption agreement or other transfer on a form reasonably approved by Landlord, shall be delivered to Landlord within five (5) days after the execution thereof, and that such transfer shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto. It shall be a condition to Landlord's consent to any subleasing, assignment or other transfer of part or all of Tenant's interest in the Premises (hereinafter referred to as a "Transfer") that (i) upon Landlord's consent to any Transfer, Tenant shall pay and continue to pay fifty percent (50%) of any "Transfer Premium" (defined below), received by Tenant from the transferee; (ii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such sublessee notice that Tenant is in default under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, which will be received by Landlord without any liability whether to honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and any sublessee shall agree to attorn to Landlord or its successors and assigns at their request should this Lease be terminated for any reason, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment; (iii) any such Transfer and consent shall be effected on forms supplied by Landlord and/or its legal counsel; (iv) Landlord may require that Tenant not then be in default hereunder in any respect; and (v) Tenant or the proposed subtenant or assignee (collectively, "Transferee") shall agree to pay Landlord, upon demand, as additional rent, a sum equal to the additional costs, if any, incurred by Landlord for maintenance and repair as a result of any change in the nature of occupancy caused by such subletting or assignment. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by a Transferee in connection with a Transfer in excess of the rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer and if such Transfer is less than all of the Premises, the Transfer Premium shall be calculated on a rentable square foot basis. "Transfer Premium" shall

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                                                                        --------
                                      -16-                               /s/ VC
                                                                        --------
also include, but not be limited to, key money, bonus money or other cash consideration paid by a transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to the Transferee and any payment in excess of fair market value for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to the Transferee in connection with such Transfer. Any sale assignment, hypothecation, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 15 shall be void and shall, at the option of
Landlord, terminate this Lease. In no event shall the consent by Landlord to an assignment or subletting be construed as relieving Tenant, any assignee, or sublessee from obtaining the express written consent of Landlord to any further assignment or subletting, or as releasing Tenant from any liability or obligation hereunder whether or not then accrued and Tenant shall continue to be fully liable therefor. No collection or acceptance of rent by Landlord from any person other than Tenant shall be deemed a waiver of any provision of this
Article 15 or the acceptance of any assignee or subtenant hereunder, or a release of Tenant (or of any successor of Tenant or any subtenant). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Article 15 or otherwise has breached or acted unreasonably under this Article 15, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed
Transferee.

     (e) The term "Affiliate" shall mean (i) any entity that is controlled by, controls or is under common control with, Tenant or (ii) any entity that merges with, is acquired by, or acquires Tenant through the purchase of stock or assets and where the net worth of the surviving entity as of the date such transaction is completed is at least equal to the net worth of Tenant as of the date of this Lease calculated under generally accepted accounting principles. Notwithstanding anything to the contrary contained in this Article 15, an assignment or subletting of all or a portion of the Premises to an Affiliate of Tenant shall not be deemed a Transfer under this Article 15, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease, and further provided that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. An assignee to whom Tenant's entire interest in this Lease is assigned pursuant to this Section 15(e) may be referred to herein as a "Permitted Assignee." "Control," as used in this Section 15(e), shall mean the ownership, directly or indirectly, of greater than fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of greater than fifty percent (50%) of the voting interest in, an entity.

     Notwithstanding anything to the contrary contained in this Article 15, Landlord shall have the option, by giving written notice to Tenant within thirty
(30) days after Landlord's receipt of a request for consent to a proposed Transfer in which either (i) the proposed Transfer is for a period of eighteen
(18) months or longer or (ii) the Transfer consists of more than twenty-five percent (25%) of the rentable square footage of the initial Premises, to terminate this Lease as to the portion of the Premises that is the subject of the Transfer; provided, however, that Tenant shall have the option to withdraw such request and remain in possession of the Premises by giving written notice of such election to Landlord within ten (10) days after receipt of Landlord's election to terminate. If this Lease is so terminated with respect to less than the entire Premises, the Basic Rental and Tenant's Proportionate Share shall be prorated based on the number of rentable square feet retained by Tenant as compared to the total number of rentable square feet contained in the original Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon the request of either party, the parties shall execute written confirmation of the same.


                                  ARTICLE 16


                             DAMAGE OR DESTRUCTION
                             ---------------------

     If the Project is damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Premises or the Project, the damage shall be repaired by Landlord to the extent such insurance proceeds are available therefor and provided such repairs can, in Landlord's sole opinion, be completed within two hundred seventy (270) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other

                                                              Initials:  /s/ KM
                                                                        --------
                                      -17-                               /s/ VC
                                                                        --------
premiums, and until such repairs are completed rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less). However, if the damage is due to the fault or neglect of Tenant, its employees, agents, contractors, guests, invitees and the like, there shall be no abatement of rent except to the extent of any rental loss insurance maintained by Landlord with respect to the Premises. Upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Section 14(a)(ii)(A) above; provided, however, that if the cost of repair of improvements within the Premises by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as so assigned by Tenant, such excess costs shall be paid by Tenant to Landlord prior to Landlord's repair of such damage. If repairs cannot, in Landlord's opinion, be completed within two hundred seventy (270) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other premiums, Landlord may, at its option, either (i) make them in a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated, if at all, in the manner provided in this Article 16, or (ii) elect not to effect such repairs and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after Landlord learns of the necessity for repairs as a result of damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises. In addition, Landlord may elect to terminate this Lease if the Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies. Finally, if the Premises or the Project is damaged to any substantial extent during the last twelve (12) months of the Term, then notwithstanding anything contained in this Article 16 to the contrary, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within sixty (60) days after Landlord learns of the necessity for repairs as the result of such damage; provided, however, that Landlord shall not have such option if Tenant, at the time of such damage, has an express option to extend the Term, and Tenant exercises such option by written notice to Landlord in accordance with the terms and conditions of Article 31 hereof, within twenty (20) days following Tenant's receipt of Landlord's notice of termination. A total destruction of the Project shall automatically terminate this Lease. Except as provided in this Article 16, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from such damage or destruction or the making of any repairs, alterations or improvements in or to any portion of the Project or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, trade fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same. Except for proceeds relating to Tenant's furniture, furnishings, trade fixtures and equipment, Tenant acknowledges that Tenant shall have no right to any proceeds of insurance relating to property damage. With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932 and 1933 of the California Civil Code.


                                  ARTICLE 17


                                 SUBORDINATION
                                 -------------

     Landlord agrees to use commercially reasonable efforts to obtain a commercially reasonable nondisturbance agreement in favor of Tenant from the current lender of the Project. This Lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which affect the property or the Project, including all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the lessor under any such lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that they desire or require this Lease to be prior and superior thereto, upon written request of Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor, holder or holders deem necessary or desirable for purposes thereof. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises, the Project or the property or any renewals, modifications, consolidations, replacements or extensions

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thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided, however, that Landlord obtains from the lender or other party in question a written subordination, non-disturbance and attornment agreement in favor of Tenant to the effect that such lender or other party will not disturb Tenant's right of possession under this Lease if Tenant is not then or thereafter in breach of any covenant or provision of this Lease. Tenant agrees, within ten (10) days after Landlord's written request therefor, to execute, acknowledge and deliver upon request any and all documents or instruments requested by Landlord or necessary or proper to assure the subordination of this Lease to any such mortgages, deed of trust, or leasehold estates. Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage or deed of trust or any deed in lieu thereof, to attorn to the purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof as so requested to do so by such purchaser and to recognize such purchaser as the lessor under this Lease; Tenant shall, within five (5) days after request execute such further instruments or assurances as such purchaser may reasonably deem necessary to evidence or confirm such attornment. Tenant agrees to provide copies of any notices of Landlord's default under this Lease to any mortgagee or deed of trust beneficiary whose address has been provided to Tenant and Tenant shall provide such mortgagee or deed of trust beneficiary a commercially reasonable time after receipt of such notice within which to cure any such default. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.


                                  ARTICLE 18


                                EMINENT DOMAIN
                                --------------

     If the whole of the Premises or the Project or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, or is sold, transferred or conveyed in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, at Landlord's option. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and trade fixtures belonging to Tenant and removable by Tenant at the expiration of the Term hereof as provided hereunder or for the interruption of, or damage to, Tenant's business. In the event of a partial taking described in this Article 18, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, the rent shall be apportioned according to the ratio that the part of the Premises remaining useable by Tenant bears to the total area of the Premises. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.


                                  ARTICLE 19


                                    DEFAULT
                                    -------

     Each of the following acts or omissions of Tenant or of any guarantor of Tenant's performance hereunder, or occurrences, shall constitute an "Event of Default":

     (a) Failure or refusal to pay Basic Rental, Additional Rent or any other amount to be paid by Tenant to Landlord hereunder within five (5) calendar days after notice that the same is due or payable hereunder; said five (5) day period shall be in lieu of, and not in addition to, the notice requirements of
Section 1161 of the California Code of Civil Procedure or any similar or successor law;

     (b)  Except as set forth in items (a) above and (c) through and including
(f) below, failure to perform or observe any other covenant or condition of this Lease to be performed or observed within thirty (30) days following written notice to Tenant of such failure. Such thirty (30) day notice shall be in lieu of, and not in addition to, any required under Section 1161 of the California Code of Civil Procedure or any similar or successor law;

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     (c)  The taking in execution or by similar process or law (other than by eminent domain) of the estate hereby created;

     (d) The filing by Tenant or any guarantor hereunder in any court pursuant to any statute of a petition in bankruptcy or insolvency or for reorganization or arrangement for the appointment of a receiver of all or a portion of Tenant's property; the filing against Tenant or any guarantor hereunder of any such petition, or the commencement of a proceeding for the appointment of a trustee, receiver or liquidator for Tenant, or for any guarantor hereunder, or of any of the property of either, or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor hereunder, if such proceeding shall not be dismissed or trusteeship discontinued within thirty (30) days after commencement of such proceeding or the appointment of such trustee or receiver; or the making by Tenant or any guarantor hereunder of an assignment for the benefit of creditors. Tenant hereby stipulates to the lifting of the automatic stay in effect and relief from such stay for Landlord in the event Tenant files a petition under the United States Bankruptcy laws, for the purpose of Landlord pursuing its rights and remedies against Tenant and/or a guarantor of this Lease;

     (e) Tenant's failure to cause to be released, by bond or otherwise, any mechanics liens filed against the Premises or the Project within twenty (20) days after the date that Tenant receives notice that the same shall have has been filed or recorded; or

     (f) Tenant's failure to observe or perform according to the provisions of Articles 17 or 25 within five (5) business days after notice from Landlord.

     All defaults by Tenant of any covenant or condition of this Lease shall be deemed by the parties hereto to be material.

                                  ARTICLE 20

                                   REMEDIES
                                   --------

     (a) Upon the occurrence of an Event of Default under this Lease as provided in Article 19 hereof, Landlord may exercise all of its remedies as may be permitted by law, including but not limited to the remedy provided by Section 1951.4 of the California Civil Code, and including without limitation, terminating this Lease, reentering the Premises and removing all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant the aggregate of all amounts permitted by law, including but not limited to (i) the worth at the time of award of the amount of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "rent" as used in this Article 20(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in items (i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in item (e), below, but in no case greater than the maximum amount of such interest permitted by law. As used in item (iii), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     (b) Nothing in this Article 20 shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease for

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

personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

     (c) Notwithstanding anything to the contrary set forth herein, Landlord's re-entry to perform acts of maintenance or preservation of or in connection with efforts to relet the Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and effect and Landlord may enforce all of Landlord's rights and remedies hereunder including, without limitation, the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     (d) All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord by law, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy.

     (e) Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the lower of eighteen percent (18%) per annum or the maximum lawful rate of interest from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In addition to such interest: (a) if Basic Rental is not paid within ten (10) days after the same is due, a late charge equal to ten percent (10%) of the amount overdue or $100, whichever is greater, shall be assessed and shall accrue for each calendar month or part thereof until such rental, including the late charge, is paid in full, which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's late payment and (b) an additional charge of $25 shall be assessed for any check given to Landlord by or on behalf of Tenant which is not honored by the drawee thereof; which damages include Landlord's additional administrative and other costs associated with such late payment and unsatisfied checks and the parties agree that it would be impracticable or extremely difficult to fix Landlord's actual damage in such event. Such charges for interest and late payments and unsatisfied checks are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.

                                  ARTICLE 21


                        TRANSFER OF LANDLORD'S INTEREST
                        -------------------------------

     In the event of any transfer or termination of Landlord's interest in the Premises or the Project by sale, assignment, transfer, foreclosure, deed-in-lieu of foreclosure or otherwise whether voluntary or involuntary, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord from and after the date of such transfer or termination, including furthermore without limitation, the obligation of Landlord under Article 4 and California Civil Code 1950.7 above to return the security deposit, provided said security deposit is transferred to said transferee. Tenant agrees to attorn to the transferee upon any such transfer and to recognize such transferee as the lessor under this Lease and Tenant shall, within five (5) days after request, execute such further instruments or assurances as such transferee may reasonably deem necessary to evidence or confirm such attornment.

                                  ARTICLE 22


                                    BROKER
                                    ------

     In connection with this Lease, Tenant warrants and represents that it has had dealings only with firm(s) set forth in Article 1.H. of the Basic Lease Provisions and that it knows of no other person or entity who is or might be entitled to a commission, finder's fee or other like

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

payment in connection herewith and does hereby indemnify and agree to hold Landlord, its agents, members, partners, representatives, officers, affiliates, shareholders, employees, successors and assigns harmless from and against any and all loss, liability and expenses that Landlord may incur should such warranty and representation prove incorrect, inaccurate or false.

                                  ARTICLE 23


                                    PARKING
                                    -------

     Tenant shall have the right to use, commencing on the Commencement Date, the number of unreserved parking spaces set forth in Section 1(I) of the Basic Lease Provisions, which parking spaces shall pertain to the Project parking facility and shall be free and in common throughout the initial Term. Tenant shall be responsible for the payment of any taxes applicable to the use of the Project parking facility and/or such parking passes in the event any such taxes are later assessed. In the event Tenant exercises its right of first offer set forth in this Lease, Tenant shall be given additional parking passes in the same ratio as those given with regard to the initial Premises Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations, and Tenant not being in default under this Lease. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may delegate its responsibilities hereunder to a parking operator or a lessee of the parking facility in which case such parking operator or lessee shall have all the rights of control attributed hereby to the Landlord. The parking passes rented by Tenant pursuant to this Article 23 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval.

                                  ARTICLE 24


                                    WAIVER
                                    ------

     No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. No provision of this Lease may be waived by Landlord, except by an instrument in writing executed by Landlord. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly, Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord's rights.

                                  ARTICLE 25


                             ESTOPPEL CERTIFICATE
                             --------------------

     Tenant shall, at any time and from time to time, upon not less than ten
(10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying the following information, (but not limited to the following information in the

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event further information is requested by Landlord): (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as modified, is in full force and effect); (ii) the dates to which the rental and other charges are paid in advance, if any; (iii) the amount of Tenant's security deposit, if any; and (iv) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events or conditions, if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Real Property. Tenant's failure to deliver such statement within such time shall constitute an admission by Tenant that all statements contained therein are true and correct. Tenant agrees to execute all documents required in accordance with this Article 25 within ten (10) days after delivery of said documents. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute any and all documents described in this Article 25 if Tenant fails to do so within the specified time period.

                                  ARTICLE 26


                             LIABILITY OF LANDLORD
                             ---------------------

     Notwithstanding anything in this Lease to the contrary, any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder or any claim, cause of action or obligation, contractual, statutory or otherwise by Tenant against Landlord concerning, arising out of or relating to any matter relating to this Lease and all of the covenants and conditions or any obligations, contractual, statutory, or otherwise set forth herein, shall be limited solely and exclusively to an amount which is equal to the lesser of (i) the interest of Landlord in and to the Project, and (ii) the interest Landlord would have in the Project if the Project were encumbered by third party debt in an amount equal to ninety percent (90%) of the then current value of the Project (as such value is reasonably determined by Landlord). No other property or assets of Landlord, or any member, officer, director, shareholder, partner, trustee, agent, servant or employee of Landlord (the "Representative") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, Landlord's obligations to Tenant, whether contractual, statutory or otherwise, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Premises. Tenant further understands that any liability, duty or obligation of Landlord to Tenant, shall automatically cease and terminate as of the date that Landlord or any of Landlord's Representatives no longer have any right, title or interest in or to the Project.

                                  ARTICLE 27


                             INABILITY TO PERFORM
                             --------------------

     This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of any prevention, delay, stoppage due to strikes, lockouts, acts of God, or any other cause previously, or at such time, beyond the reasonable control or anticipation of Landlord (collectively, a "Force Majeure") and Landlord's obligations under this Lease shall be forgiven and suspended by any such Force Majeure.

                                  ARTICLE 28


                                HAZARDOUS WASTE
                                ---------------

     (a) Tenant shall not cause or permit any Hazardous Material (as defined in Article 28(c) below) to be brought, kept or used in or about the Project by Tenant, its agents, employee, contractors, or invitees, except for normal and customary quantities and types of janitorial and office supplies (including copier toner, cleaning agents and the like). Tenant indemnifies Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Project, damages for the loss or restriction or use of


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rentable or usable space or of any amenity of the Project, damages arising from any adverse impact or marketing of space in the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the Term of this Lease as a result of such breach. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Project. Without limiting the foregoing, if the presence of any Hazardous Material on the Project caused or permitted by Tenant results in any contamination of the Project and subject to the provisions of Articles 9, 10 and 11, hereof, Tenant shall promptly take all actions at its sole expense as are necessary to return the Project to the condition existing prior to the introduction of any such Hazardous Material and the contractors to be used by Tenant for such work must be approved by Landlord, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Project and so long as such actions do not materially interfere with the use and enjoyment of the Project by the other tenants thereof.

     (b) It shall not be unreasonable for Landlord to withhold its consent to any proposed Transfer if (i) the proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material; (ii) the proposed Transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such Transferee's actions or use of the property in question; or
(iii) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

     (c) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as "Hazardous Waste," "Extremely Hazardous Waste," or "Restricted Hazardous Waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "Hazardous Substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "Hazardous Material," "Hazardous Substance," or "Hazardous Waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "Hazardous Substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under
Article 9 or defined as Hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20,
(viii) designated as a "Hazardous Substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. (S) 1317), (ix) defined as a "Hazardous Waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq. (42 U.S.C. (S) 6903), or (x) defined as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq. (42 U.S.C. (S) 9601).

     (d) As used herein, the term "Laws" mean any applicable federal, state or local laws, ordinances, or regulations relating to any Hazardous Material affecting the Project, including, without limitation, the laws, ordinances, and regulations referred to in Article 28(c) above.

     (e) In the event any Hazardous Materials are found to exist on or about the Project, Tenant shall not be responsible for the costs incurred for the removal, remediation, or other actions which are necessary to cause such Hazardous Materials to comply with applicable Laws, except to the extent such Hazardous Materials are the responsibility of Tenant pursuant to Section 28(a) above.

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

                                  ARTICLE 29


                   SURRENDER OF PREMISES; REMOVAL OF PROPERTY
                   ------------------------------------------

     (a) The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination hereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

     (b) Upon the expiration of the Term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now and hereafter may be improved by Landlord or Tenant, reasonable wear and tear, damage caused by casualty or condemnation, Hazardous Materials not released or emitted by Tenant or its agents, employees or contractors, and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damage to the Premises resulting from the installation and removal of such items to be removed.

     (c) Whenever Landlord shall reenter the Premises as provided in Article 12 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the Term of this Lease (or within forty-eight (48) hours after a termination by reason of Tenant's default), as provided in this Lease, shall be considered abandoned and Landlord may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice or to demand upon Tenant, for the payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale as follows: first, to the cost and expense of such sale, including reasonable attorneys' fees for services rendered; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant. (d) All fixtures, equipment, Alterations and/or appurtenances attached to or built into the Premises prior to or during the Term, whether by Landlord or Tenant and whether at the expense of Landlord or Tenant, or of both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Term unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord pursuant to the provisions of Article 9, above. Such fixtures, equipment, alterations, additions, improvements and/or appurtenances shall include but not be limited to: all floor coverings, drapes, paneling, built-in cabinetry, molding, doors, vaults (including vault doors), plumbing systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.


                                  ARTICLE 30


                                 MISCELLANEOUS
                                 -------------

     (a)  Severability; Entire Agreement.  Any provision of this Lease which
          ------------------------------
shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect. This Lease and the Exhibits and any Addendum attached hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their successor in interest. This Lease shall be governed by and construed in accordance with the laws of the State of California.

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     (b)  Attorneys' Fees; Waiver of Jury Trial.
          -------------------------------------

          (i) In any action to enforce the terms of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losingparty shall pay the successful party a reasonable sum for attorneys' fees in such suit and such attorneys' fees shall be deemed to have accrued prior to the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

          (ii) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof and from all costs and expenses, including reasonable attorneys' fees incurred by Landlord in connection with such litigation.

          (iii) When legal services are rendered by an attorney at law who is an employee of a party, attorneys' fees incurred by that party shall be deemed to include an amount based upon the number of hours spent by such employee on such matters multiplied by an appropriate billing rate determined by taking into consideration the same factors, including but not limited by, the importance of the matter, time applied, difficulty and results, as are considered when an attorney not in the employ of a party is engaged to render such service.

          (iv) EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THIS LEASE, FOR DAMAGES FOR ANY BREACH UNDER THIS LEASE, OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY HEREUNDER.

     (c)  Time of Essence.  Each of Tenant's covenants herein is a condition
          ---------------
and time is of the essence with respect to the performance of every provision of this Lease.

     (d)  Headings.  The article headings contained in this Lease are for
          --------
convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon Tenant shall be joint and several as to each of the persons, firms or corporations of which Tenant may be composed.

     (e)  Reserved Area.  Tenant hereby acknowledges and agrees that the
          -------------
exterior walls of the Premises and the area between the finished ceiling of the Premises and the slab of the floor of the project thereabove have not been demised hereby and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises and serving other parts of the Project are hereby excepted and reserved unto Landlord.

     (f)  NO OPTION.  THE SUBMISSION OF THIS LEASE BY LANDLORD, ITS AGENT OR
          ---------
REPRESENTATIVE FOR EXAMINATION OR EXECUTION BY TENANT DOES NOT CONSTITUTE
AN OPTION OR OFFER TO LEASE THE PREMISES UPON THE TERMS AND CONDITIONS CONTAINED HEREIN OR A RESERVATION OF THE PREMISES IN FAVOR OF TENANT, IT BEING INTENDED HEREBY THAT THIS LEASE SHALL ONLY BECOME EFFECTIVE UPON THE EXECUTION HEREOF BY LANDLORD AND DELIVERY OF A FULLY EXECUTED LEASE TO TENANT.

     (g)  Use of Project Name; Improvements.  Tenant shall not be allowed to use
          ---------------------------------
the name, picture or representation of the Project, or words to that effect, in connection with any business carried on in the Premises or otherwise (except as Tenant's address) without the prior written consent of Landlord. In the event that Landlord undertakes any additional improvements on the Real Property including but not limited to new construction or renovation or additions to the existing improvements, Landlord shall not be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby.

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     (h)  Rules and Regulations.  Tenant shall observe faithfully and comply
          ---------------------
strictly the Rules and Regulations attached to this Lease as Exhibit "B" and made a part hereof, and such other Rules and Regulations as Landlord may from time to time reasonably adopt for the safety, care and cleanliness of the Project, the facilities thereof, or the preservation of good order therein. Landlord shall not be liable to Tenant for violation of any such Rules and Regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Project. A waiver by Landlord of any Rule or Regulation for any other tenant shall not constitute nor be deemed a waiver of the Rule or Regulation for this Tenant.

     (i)  Quiet Possession.  Upon Tenant's paying the Basic Rent, Additional
          ----------------
Rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this Lease.

     (j)  Rent. All payments required to be made hereunder to Landlord shall be
          ----
deemed to be rent, whether or not described as such.

     (k)  Successors and Assigns.  Subject to the provisions of Article 15
          ----------------------
 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     (l)  Notices.  Any notice required or permitted to be given hereunder shall
          -------
be in writing and may be given by personal service evidenced by a signed receipt or sent by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at the management office for the Project, with a copy to Landlord, c/o Arden Realty, Inc., 11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025, Attn: Legal Department and which shall be effective upon proof of delivery. Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party hereafter designated by notice from Landlord to Tenant. Any notices sent by Landlord regarding or relating to eviction procedures, including without limitation three day notices, may be sent by regular mail.

     (m)  Persistent Delinquencies.  In the event that Tenant shall be
          ------------------------
delinquent by more than fifteen (15) days in the payment of rent on three (3) separate occasions in any twelve (12) month period, Landlord shall have the right to terminate this Lease by thirty (30) days written notice given by Landlord to Tenant within thirty (30) days of the last such delinquency.

     (n)  Right of Landlord to Perform.  All covenants and agreements to be
          ----------------------------
performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable cure period set forth in this Lease, Landlord may, but shall not be obligated to, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as is in this Lease provided. All sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Landlord, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

     (o)  Access, Changes in Project, Facilities, Name.
          --------------------------------------------

          (i) Every part of the Project except the inside surfaces of all walls, windows and doors bounding the Premises (including exterior building walls, core corridor walls and doors and any core corridor entrance), and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

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          (ii)   Tenant shall permit Landlord to install, use and maintain
pipes, ducts and conduits within the walls, columns and ceilings of the Premises.

          (iii) Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Project and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deem necessary or desirable.

          (iv) Landlord may adopt any name for the Project and Landlord reserves the right to change the name or address of the Project at any time.

     (p)  Corporate Authority.  If Tenant is a corporation, each individual
          -------------------
executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, said corporation and each individual executing this Lease on behalf of said corporation covenants that Tenant shall provide to Landlord a copy of such resolution of the Board of Directors authorizing the execution of this Lease on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of said corporation. In the event Tenant fails to comply with the requirements set forth in this subparagraph (p), then each individual executing this Lease shall be personally liable for all of Tenant's obligations in this Lease.

     (q)  Identification of Tenant.
          ------------------------

          (i) If Tenant constitutes more than one person or entity, (A) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (B) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (C) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

          (ii) If Tenant is a partnership (or is comprised of two or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two or more persons, individually and as co-partners of a partnership) pursuant to Article 15 hereof (any such partnership and such persons hereinafter referred to in this Article 30(q)(ii) as "Partnership Tenant"), the following provisions of this Lease shall apply to such Partnership Tenant:

               (A) The liability of each of the parties comprising Partnership Tenant shall be joint and several.

               (B) Each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to the Landlord, and by notices, demands, requests or other communication which may hereafter be given, by Partnership Tenant or any of the parties comprising Partnership Tenant.

               (C) Any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

               (D) If Partnership Tenant admits new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all

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of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

               (E) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall terminate the provisions of clause (D) of this Article 30(q)(ii) or relieve any such new partner of its obligations thereunder).

     (r)  Intentionally Deleted.
          ---------------------

     (s)  Survival of Obligations.  Any obligations of Tenant occurring prior to
          -----------------------
the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

     (t)  Confidentiality.  Tenant acknowledges that the content of this Lease
          ---------------
and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal and space planning consultants and any proposed subtenants or assignees.

     (u)  Exhibits and Addendum.  The Exhibits and Addendum, if applicable,
          ---------------------
attached hereto are incorporated herein by this reference as if fully set forth herein.

     (v)  Americans With Disabilities Act and Seismic Requirements.  Landlord
          --------------------------------------------------------
shall, at its sole cost and expense, take the necessary steps to comply with what Landlord reasonably believes are the requirements of the ADA and any applicable seismic requirements in effect as of the Commencement Date of this Lease as such laws pertain to the Premises and the common areas of the Project. Further, Operating Costs shall not include any cost incurred by Landlord in connection with upgrading the Project or the Premises, to comply with the requirements of the ADA or any seismic requirements that are in effect as of the date of this Lease, including penalties or damages incurred due to such noncompliance.

     (w)  Governing Law.  This Lease shall be governed by and construed in
          -------------
accordance with the laws of the State of California. No conflicts of law rules of any state or country (including, without limitation, California conflicts of law rules) shall be applied to result in the application of any substantive or procedural laws of any state or country other than California. All controversies, claims, actions or causes of action arising between the parties hereto and/or their respective successors and assigns, shall be brought, heard and adjudicated by the courts of the State of California, with venue in the County of Ventura. Each of the parties hereto hereby consents to personal jurisdiction by the courts of the State of California in connection with any such controversy, claim, action or cause of action, and each of the parties hereto consents to service of process by any means authorized by California law and consent to the enforcement of any judgment so obtained in the courts of the State of California on the same terms and conditions as if such controversy, claim, action or cause of action had been originally heard and adjudicated to a final judgment in such courts. Each of the parties hereto further acknowledges that the laws and courts of California were freely and voluntarily chosen to govern this Lease and to adjudicate any claims or disputes hereunder.

     (x)  Communication Equipment.  If Tenant desires to use the roof of the
          -----------------------
Project to install communication equipment to be used from the Premises, Tenant may negotiate with Landlord's rooftop management company (currently APEX) for a license to install such equipment. Any communication equipment installed by Tenant shall not exceed three (3) feet in height or diameter, shall be at a location reasonably designated by Landlord and shall be subject to all governmental laws, rules and regulations and covenants, conditions and restrictions. Tenant's communication equipment license will be memorialized pursuant to a separate license agreement between Tenant and such management company. Tenant's rights pursuant to this Section 30(x) are contingent upon availability of space on the roof of the Project and the negotiation of a mutually acceptable license agreement. The rent payable by Tenant for such rooftop communication equipment shall be the prevailing rates charged for such use; provided that in the event Tenant installs equipment measuring (i) up to eighteen (18) inches in diameter,

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the rent payable shall be One Hundred Fifty Dollars ($150.00) per month, (ii)
more than eighteen (18) and less than twenty-four (24) inches in diameter, the rent payable shall be Two Hundred Dollars ($200.00) per month, or (iii) twenty-four (24) up to thirty-six (36) inches in diameter, the rent payable shall be Three Hundred Dollars ($300.00) per month. Notwithstanding anything to the contrary contained herein, the communication equipment permitted by this Section 30(x) is equipment for Tenant's own use (e.g. DirectTV and vsats communicating with home offices), and is not intended to allow Tenant to install communication equipment which would result in Tenant making a profit from such communication equipment. In the event Tenant wishes to install communication equipment outside the scope of the immediately preceding sentence, such as Wireless ISP installations, such use would be subject to Landlord's approval and Tenant's negotiation of a separate license agreement directly with the Corporate Communications Director of Landlord, currently Scott Lyle, and would be subject to the parties' negotiation of a mutually acceptable license agreement for such use.

                                  ARTICLE 31

                               OPTION TO EXTEND
                               ----------------

     (a)  Option Right.  Landlord hereby grants the Tenant named in this Lease
          ------------
(the "Original Tenant") two (2) options ("Options") to extend the Lease Term for the entire Premises for a period of five (5) years each (each, an "Option Term"), which options shall be exercisable only by written notice delivered by Tenant to Landlord set forth below. The second Option shall only be exercisable in the event Tenant has properly exercised its first Option pursuant to this
Article 31. The rights contained in this Article 31 shall be personal to the Original Tenant and any Permitted Assignee and may only be exercised by the Original Tenant or a Permitted Assignee (and not any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant or such Permitted Assignee occupies the entire Premises as of the date of Tenant's Acceptance (as defined in Section 31(c) below).

     (b)  Option Rent.  The rent payable by Tenant during the applicable Option
          -----------
Term ("Option Rent") shall be equal to the "Market Rent" (defined below), but in no event shall the Option Rent be less than Tenant is paying under the Lease on the month immediately preceding the applicable Option Term for monthly Basic Rental, including all escalations, Direct Costs, additional rent and other charges. "Market Rent" shall mean the applicable monthly Basic Rental, including all escalations, Direct Costs, additional rent and other charges at which tenants, as of the commencement of the applicable Option Term, are leasing non-sublease, non-encumbered, space comparable in size, location and quality to the Premises in non-renewal transactions for a term comparable to the Option Term which comparable space is located in office buildings comparable to the Project in Calabasas, Agoura Hills, Westlake Village and Thousand Oaks, California ("the Comparison Area)", taking into consideration the value of the existing improvements in the Premises to Tenant, as compared to the value of the existing improvements in such comparable space, with such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant with consideration given to the fact that the improvements existing in the Premises are specifically suitable to Tenant.

     (c)  Exercise of Option.  The Options shall be exercised by Tenant only in
          ------------------
the following manner: (i) Tenant shall not have caused an Event of Default after the expiration of any applicable notice and cure period, and an Event of Default shall not have occurred under this Lease more than once after expiration of any applicable notice and cure period, on the delivery date of the Interest Notice and Tenant's Acceptance; (ii) Tenant shall deliver written notice ("Interest Notice") to Landlord not more than twelve (12) months nor less than nine (9) months prior to the expiration of the Lease Term (or the first Option Term, as applicable), stating that Tenant is interested in exercising the Option, (iii) within fifteen (15) business days of Landlord's receipt of Tenant's written notice, Landlord shall deliver notice ("Option Rent Notice") to Tenant setting forth the Option Rent (including any improvement allowance being offered as part of the Market Rent); and (iv) if Tenant desires to exercise such Option, Tenant shall provide Landlord written notice within five (5) business days after receipt of the Option Rent Notice ("Tenant's Acceptance") and upon, and concurrent with such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice. Tenant's failure to deliver the Interest Notice or Tenant's Acceptance on or before the dates specified above shall be deemed to constitute Tenant's election not to exercise the Option. If Tenant timely and properly exercises its Option, the Lease Term (or first Option
Term) shall be extended for the Option

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Term upon all of the terms and conditions set forth in this Lease, except that the rent for the applicable Option Term shall be as indicated in the Option Rent Notice unless Tenant, concurrently with Tenant's acceptance, objects to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure and the Option Rent shall be determined, as set forth in Section 31(d) below.

     (d)  Determination of Market Rent.  If Tenant timely and appropriately
          ----------------------------
objects to the Market Rent in Tenant's Acceptance, Landlord and Tenant shall attempt to agree upon the Market Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within twenty-one (21) days following Tenant's Acceptance ("Outside Agreement Date"), then each party shall make a separate determination of the Market Rent which shall be submitted to each other and to arbitration in accordance with the following items (i) through (vii):

          (i) Landlord and Tenant shall each appoint, within ten (10) days of the Outside Agreement Date, one arbitrator who shall by profession be a current real estate broker or appraiser of commercial high-rise properties in the immediate vicinity of the Project, and who has been active in such field over the last five (5) years. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rent is the closest to the actual Market Rent as determined by the arbitrators, taking into account the requirements of item (b), above.

          (ii) The two arbitrators so appointed shall within five (5) business days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

          (iii) The three arbitrators shall within fifteen (15) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Market Rent, and shall notify Landlord and Tenant thereof.

          (iv) The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant.

          (v) If either Landlord or Tenant fails to appoint an arbitrator within ten (10) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

          (vi) If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this item (d).

          (vii) The cost of arbitration shall be paid by Landlord and Tenant equally.


                                  ARTICLE 32

                             RIGHT OF FIRST OFFER
                             --------------------

     Landlord hereby grants to Tenant a right of first offer with respect to all space on the second (/2nd/) floor of the Project ("First Offer Space"). Notwithstanding the foregoing (i) such first offer right of Tenant shall commence only following the expiration or earlier termination of any existing lease pertaining to the First Offer Space (the "Superior Lease"), including any renewal or extension of such existing lease, whether or not such renewal or extension is pursuant to an express written provision in such lease, and regardless of whether any such renewal or extension is consummated pursuant to a lease amendment or a new lease, and (ii) such first offer right shall be subordinate and secondary to all rights of expansion, first refusal, first offer or similar rights granted to the tenant of the Superior Lease ( the "Superior Rights"). Tenant's right of first offer shall be on the terms and conditions set forth in this Section 32.

     (a)  Procedure for Offer.  Landlord shall notify Tenant (the "First Offer
          -------------------
Notice") from time to time when Landlord determines that Landlord shall commence the marketing of any First Offer Space because such space shall become available for lease to third parties, where no

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holder of a Superior Right desires to lease such space. The First Offer Notice shall describe the space so offered to Tenant and shall set forth Landlord's proposed economic terms and conditions applicable to Tenant's lease of such space (collectively, the "Economic Terms"). Notwithstanding the foregoing, Landlord's obligation to deliver the First Offer Notice shall not apply during the last nine (9) months of the initial Lease Term (or first Option Term, as applicable) unless Tenant has delivered an Interest Notice to Landlord pursuant to Section 31(c) above nor shall Landlord be obligated to deliver the First Offer Notice during the last eight (8) months of the initial Lease Term (or first Option Term, as applicable) unless Tenant has timely delivered Tenant's Acceptance to Landlord pursuant to Section 31(c) above.

     (b)  Procedure for Acceptance.  If Tenant wishes to exercise Tenant's right
          ------------------------
of first offer with respect to the space described in the First Offer Notice, then within five (5) business days after delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its right of first offer with respect to the entire space described in the First Offer Notice. If concurrently with Tenant's exercise of the first offer right, Tenant notifies Landlord that it does not accept the Economic Terms set forth in the First Offer Notice, Landlord and Tenant shall, for a period of fifteen (15) days after Tenant's exercise, negotiate in good faith to reach agreement as to such Economic Terms. If Tenant does not so notify Landlord that it does not accept the Economic Terms set forth in the First Offer Notice concurrently with Tenant's exercise of the first offer right, the Economic Terms shall be as set forth in the First Offer Notice. In addition, if Tenant does not exercise its right of first offer within the five (5) business day period, or, if Tenant exercises its first offer right but timely objects to Landlord's determination of the Economic Terms and if Landlord and Tenant are unable to reach agreement on such Economic Terms within said fifteen (15) day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires and Tenant's right of first offer shall terminate as to the First Offer Space described in the First Office Notice. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

     (c)  Construction of First Offer Space.  Tenant shall take the First Offer
          ---------------------------------
Space in its "as-is" condition, and Tenant shall be entitled to construct improvements in the First Offer Space in accordance with the provisions of
Article 9 of this Lease.

     (d)  Lease of First Offer Space.  If Tenant timely exercises Tenant's
          --------------------------
right to lease the First Offer Space as set forth herein, Landlord and Tenant shall execute an amendment adding such First Offer Space to this Lease upon the same non-economic terms and conditions as applicable to the initial Premises, and the economic terms and conditions as provided in this Section 32. Tenant shall commence payment of rent for the First Offer Space and the Lease Term of the First Offer Space shall commence upon the date of delivery of such space to Tenant. The Lease Term for the First Offer Space shall expire co-terminously with Tenant's lease of the initial Premises.

     (e)  No Defaults.  The rights contained in this Section 32 shall be
          -----------
personal to the Original Tenant or any Permitted Assignee pursuant to
Article 15, and may only be exercised by the Original Tenant and such Permitted Assignee (and not any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if Tenant or such Permitted Assignee occupies the entire Premises as of the date of the First Offer Notice. Tenant shall not have the right to lease First Office Space as provided in this Section 32 if, as of the date of the First Offer Notice, or, at Landlord's option, as of the scheduled date of delivery of such First Offer Space to Tenant, an Event of Default exists (after the expiration of any applicable notice and cure period), or there has been an Event of Default under this Lease more than once after expiration of any applicable notice and cure period.

                                  ARTICLE 33

                               SIGNAGE/DIRECTORY
                               -----------------

     (a)  Premises Identification/Monument Signage.  Provided Tenant is not in
          ----------------------------------------
default hereunder, Tenant shall be entitled, at Tenant's sole cost and expense, to install (i) a Project-standard suite identification sign at a location adjacent to Tenant's entry door reasonably designated by Landlord,
(ii) Project-standard signage in the Project lobby reasonably approved

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                                     -32-                              /s/  VC
                                                                     -----------
by Landlord, and (iii) a Project standard sign at the main entrance to the Project. In addition, provided Tenant is not in default hereunder, Tenant shall have the right, at Tenant's sole cost and expense, to install a strip on the Project's monument sign, which sign shall be at a location at the Project reasonably designated by Landlord ("Monument Signage") in the event the conditions set forth below are met. Tenant's Monument Signage is conditioned upon Landlord obtaining all necessary governmental permits and approvals to install a multi-tenant monument sign at the Project. The cost of Tenant's strip on the monument sign shall be paid for by Tenant, and Tenant shall pay its prorata share of the cost to construct such multi-monument sign (based upon the number of signs for which the monument is designed); provided that Landlord shall not charge Tenant any rent for Tenant's Monument Signage. The position of Tenant's strip on the monument sign shall be reasonably designated by Landlord, and Tenant's strip may be moved, at Landlord's sole cost, in the event a larger tenant (measured by number of rentable square feet leased) is granted monument signage rights.

     (b)  Building Top Sign.  In addition to the Monument Signage, to the extent
          -----------------
such signage is available, Tenant shall have the nonexclusive right to install Project-top signage, subject to the rights of any existing tenants to such signage. The Project-top sign installed by Tenant shall be subject to all terms and conditions of this Article 33.

     (c)  Miscellaneous Signage Provisions.  Tenant's Monument Signage
          --------------------------------
together with Tenant's Project-top signage and the signage described in Section 33(a) above may be collectively referred to herein as "Tenant's Signage." Tenant's Signage shall be subject to Landlord's approval as to size, design, location, graphics, materials, colors and similar specifications and shall be consistent with the exterior design, materials and appearance of the monument sign, the Project and the Project's signage program and shall be further subject to all applicable local governmental laws, rules, regulations, codes and Tenant's receipt of all permits and other approvals and any applicable covenants, conditions and restrictions. Tenant's Signage shall be personal to the Original Tenant and may not be assigned to any assignee or sublessee, or any other person or entity. Landlord has the right, but not the obligation, to oversee the installation of Tenant's Signage. The cost to maintain and operate, if any, Tenant's Signage shall be paid for by Tenant, and if applicable Tenant shall be separately metered for such expense (the cost of separately metering any utility usage shall also be paid for by Tenant). Upon the expiration of the Lease Term, or other earlier termination of this Lease, Tenant shall be responsible for any and all costs associated with the removal of such signage, including, but not limited to, the cost to repair and restore the Project to its original condition, normal wear and tear excepted.

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                                     -33-                              /s/  VC
                                                                     -----------

    IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions and Articles, including all exhibits and other attachments referenced therein, as of the date first above written.


"LANDLORD"                              ARDEN REALTY FINANCE PARTNERSHIP,
                                        L.P., a California limited partnership

                                        By:  ARDEN REALTY FINANCE, INC.,
                                             a California corporation
                                             Its sole general partner



                                             By:       /s/  Victor J. Coleman
                                                --------------------------------
                                                Victor J. Coleman
                                                Its:  President and COO


                                             By:       /s/  Robert C. Peddicort
                                                --------------------------------
                                                Its:  Senior Vice President


"TENANT"                                DIGITAL INSIGHT CORPORATION,
                                        a Delaware corporation


                                        By:       /s/  Kevin McDonnell
                                           ------------------------------------
                                        Print Name:  Kevin McDonnell
                                               Its:  CFO


                                        By:
                                           -------------------------------------
                                        Print Name:-----------------------------
                                               Its:-----------------------------


                                                          Initials:    /s/  KM
                                                                     -----------
                                     -34-                              /s/  VC
                                                                     -----------